PAINEWEBBER MONEY MARKET FUND                                  SEMIANNUAL REPORT

                                                                October 16, 2000

Dear Shareholder,
We are pleased to present you with the semiannual report for PaineWebber Money Market Fund (the "Fund") for the six-month period ended August 31, 2000.

MARKET REVIEW

The six-month period ended August 31, 2000 showed a marked change in sentiment among investors, as fears of inflationary pressures and continued interest rate increases gave way to guarded optimism that rates would remain stable at least through the presidential election. The Federal Reserve (the "Fed") raised short-term interest rates twice, once in March and then in mid-May, resulting in the Fed Funds rate rising from 5.25% to 6.50%. (The Fed Funds rate is the rate the Fed charges for overnight loans.) Although the Fed warned that future increases in 2000 were not out of the question if economic growth didn't slow to a sustainable pace, fears subsided as the economy finally began to show concrete proof that it was indeed cooling off.

     Through May, yields on fixed income securities were at their highest points in years, creating difficulty for both bond and money market funds. Money market funds fared better than other segments of the market, however, because of their concentration on safety and liquidity.

     Finally, as the bond market began to emerge from these difficult conditions in late spring, yields on the 30-year Treasury began to recover, as the Treasury began buying back shorter-term debt. The Fed opted to remain neutral at its August meeting, keeping interest rates where they were.

PORTFOLIO REVIEW

   7-Day Yield/1/                8/31/00                  2/29/00
--------------------------------------------------------------------------------
   Class A Shares                 5.58%                    4.72%
   Class B Shares                 5.08                     4.27
   Class C Shares                 5.10                     4.28
--------------------------------------------------------------------------------
  /1/ Yields will fluctuate.

PORTFOLIO HIGHLIGHTS

     During the period, the Fund had a weighted average maturity below that of its peer group, helping the Fund to weather the difficult market conditions. Even with some positive signs that interest rates had stabilized, we continued to monitor general economic uncertainty, especially in light of unpredictable oil prices. We continued to emphasize quality debt instruments among our holdings.

SEMIANNUAL REPORT                                 PAINEWEBBER  MONEY MARKET FUND

PORTFOLIO STATISTICS

Characteristics*                8/31/00                         2/29/00
Weighted Average Maturity      22.2 days                       13.6 days
Average Credit Quality        First Tier                      First Tier
Net Assets ($mm)                $71.1                           $94.7



Sector Allocation*             8/31/00                                   2/29/00
Commercial Paper                 67.8%  Commercial Paper                   61.9%
U.S. Gov't & Agency              28.3   U.S. Gov't & Agency                27.2
Certificates of Deposit           4.2   Certificates of Deposit             5.8
Liabilities in Excess of Assets  -0.3   Short-Term Corporate                1.9
                                        Bank Notes                          4.5
                                        Liabilities in Excess of Assets    -1.3
Total                           100.0   Total                             100.0

OUTLOOK

     While the prospects for a soft landing seem more likely now than six months ago, we cannot ignore potentially troubling aspects of the economy that could short-circuit that landing and prompt the Federal Reserve to again raise rates. These signs, including a revision upwards of second quarter gross domestic product (GDP) and the effect of oil prices on inflation, could be small bumps in the road to slower growth, but we will continue to monitor events carefully. Barring major inflationary pressures, we expect that interest rates will remain stable through the fall presidential election.

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed, and its composition will vary over time.

PAINEWEBBER MONEY MARKET FUND                                  SEMIANNUAL REPORT

     We have every intention to focus on liquidity, high credit quality and portfolio diversity through the coming months to help ensure the Fund continues to meet your goals.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review of a fund in the PaineWebber Family of Funds,/2/ please contact your Financial Advisor.

Sincerely,

/s/ MARGO ALEXANDER                        /s/ BRIAN M. STORMS

MARGO ALEXANDER                           BRIAN M. STORMS
Chairman                                  Chief Executive Officer and President
Mitchell Hutchins Asset Management Inc.   Mitchell Hutchins
                                          Asset Management Inc.

/s/ SUSAN P. RYAN

SUSAN P. RYAN
Senior Vice President
Mitchell Hutchins Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended August 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

/2/ Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PaineWebber Money Market Fund
Statement of Net Assets                              August 31, 2000 (unaudited)

 Principal
  Amount                                          Maturity Interest
   (000)                                           Dates    Rates      Value
 ---------                                        -------- -------- -----------


 U.S. Agency Obligations@ -- 28.28%
  $10,000  Federal Home Loan Mortgage...........  09/19/00   6.46%  $ 9,967,700
   10,134  Federal National Mortgage
            Association.........................  09/01/00   6.53    10,134,000
                                                                    -----------
 Total U.S. Agency Obligations (cost --
  $20,101,700)...................................                    20,101,700
                                                                    -----------
 Certificates of Deposit -- 4.22%
 Yankee -- 4.22%
    1,000  Bank of Nova Scotia..................  04/30/01   6.85       999,992
    2,000  Societe Generale.....................  04/10/01   6.80     1,999,598
                                                                    -----------
 Total Certificates of Deposit (cost --
  $2,999,590)....................................                     2,999,590
                                                                    -----------
 Commercial Paper@ -- 67.82%
 Asset Backed-Auto & Truck -- 2.81%
    2,000  New Center Asset Trust...............  09/05/00   6.50     1,998,556
                                                                    -----------
 Asset Backed-Banking-Domestic -- 2.81%
    2,000  Wood Street Funding Corporation......  09/07/00   6.51     1,997,830
                                                                    -----------
 Asset Backed-Miscellaneous -- 16.91%
    2,469  Delaware Funding Corporation.........  10/04/00   6.52     2,454,243
    1,429  Enterprise Funding Corporation.......  09/06/00   6.50     1,427,710
    1,654  Giro Funding US Corporation..........  10/12/00   6.54     1,641,680
    2,625  Parthenon Receivables Funding LLC....  09/06/00   6.54     2,622,615
      857  Quincy Capital Corporation...........  09/26/00   6.51       853,126
    1,028  Receivables Capital Corporation......  09/11/00   6.51     1,026,141
    2,000  Triple-A One Funding.................  09/13/00   6.50     1,995,667
                                                                    -----------
                                                                     12,021,182
                                                                    -----------
 Auto & Truck -- 7.16%
    2,000  BMW US Capital Incorporated..........  09/08/00   6.48     1,997,480
    2,100  Daimler-Chrysler NA Holding
            Corporation.........................  09/21/00   6.50     2,092,417
    1,000  General Motors Acceptance
            Corporation.........................  09/12/00   6.49       998,017
                                                                    -----------
                                                                      5,087,914
                                                                    -----------
 Banking-Domestic -- 0.42%
      300  KFW International Finance
            Incorporated........................  09/27/00   6.55       298,581
                                                                    -----------
 Chemicals -- 4.22%
    3,000  Dow Chemical Company.................  09/01/00   6.63     3,000,000
                                                                    -----------
 Drugs, Health Care -- 2.47%
    1,763  Merck & Co., Incorporated............  09/20/00   6.48     1,756,971
                                                                    -----------
 Electronics -- 2.81%
    2,000  Motorola Incorporated................  09/11/00   6.49     1,996,394
                                                                    -----------

PaineWebber Money Market Fund

 Principal
  Amount                                          Maturity Interest
   (000)                                           Dates    Rates      Value
 ---------                                        -------- -------- -----------


 Commercial Paper@ -- (concluded)
 Energy -- 2.81%
  $ 2,000  Exxon Mobil Australia Ltd...........   09/13/00   6.51%  $ 1,995,660
                                                                    -----------
 Finance-Consumer -- 11.97%
    3,000  Household Finance Corporation.......   09/01/00   6.65     3,000,000
    2,530  Transamerica Finance Corporation....   10/23/00   6.53     2,506,136
    3,000  USA Education Incorporated..........   09/01/00   6.65     3,000,000
                                                                    -----------
                                                                      8,506,136
                                                                    -----------
 Food & Beverage -- 4.21%
    1,000  Heinz H J Company...................   09/12/00   6.48       998,020
    2,000  Nestle Capital Corporation..........   09/05/00   6.50     1,998,556
                                                                    -----------
                                                                      2,996,576
                                                                    -----------
 Insurance -- 4.22%
    3,000  Prudential Funding Corporation......   09/01/00   6.63     3,000,000
                                                                    -----------
 Manufacturing-Diversified -- 2.20%
    1,574  Honeywell International.............   10/16/00   6.48     1,561,251
                                                                    -----------
 Printing & Publishing -- 2.80%
    2,000  Gannett Company.....................   09/18/00   6.48     1,993,880
                                                                    -----------
 Total Commercial Paper (cost -- $48,210,931)...                     48,210,931
                                                                    -----------
  Shares
 ---------
 Money Market Fund -- 0.01%
    9,270  AIM Prime Portfolio (cost --
             $9,270)...........................                           9,270
                                                                    -----------
 Total Investments (cost -- $71,321,491 which
  approximates cost for federal income
  tax purposes) -- 100.33%......................                     71,321,491
 Liabilities in excess of other assets --
   (0.33)%......................................                      (233,350)
                                                                    -----------
 Net Assets (applicable to 31,142,891,
  27,961,052 and 11,984,794 shares of Class A,
  Class B and Class C, respectively, each
  equivalent to $1.00 per share) -- 100.00%.....                    $71,088,141
                                                                    ===========

---------
@ Interest rates shown are discount rates at date of purchase.

                      Weighted average maturity -- 22 days



                 See accompanying notes to financial statements

PaineWebber Money Market Fund
Statement of Operations

                                                                   For the Six
                                                                  Months Ended
                                                                 August 31, 2000
                                                                  (unaudited)
                                                                 ---------------
Investment income:
Interest........................................................   $2,541,810
                                                                   ----------
Expenses:
Investment advisory and administration..........................      199,446
Service fees -- Class A.........................................       32,174
Service and distribution fees -- Class B........................      154,966
Service and distribution fees -- Class C........................       47,680
Legal and audit.................................................       37,343
Transfer agency and related services fees.......................       26,063
Reports and notices to shareholders.............................       24,789
State registration fees.........................................       20,055
Directors' fees.................................................        5,250
Custody and accounting..........................................        5,051
Other expenses..................................................        1,809
                                                                   ----------
                                                                      554,626
                                                                   ----------
Net investment income...........................................    1,987,184
Net realized loss from investment transactions..................          (45)
                                                                   ----------
Net increase in net assets resulting from operations............   $1,987,139
                                                                   ==========

Statement of Changes in Net Assets

                                                For the Six
                                               Months Ended        For the
                                              August 31, 2000    Year Ended
                                                (unaudited)   February 29, 2000
                                              --------------- -----------------
From operations:
Net investment income........................  $  1,987,184      $ 3,885,258
Net realized loss from investment
 transactions................................           (45)            (608)
                                               ------------      -----------
Net increase in net assets resulting from
 operations..................................     1,987,139        3,884,650
                                               ------------      -----------
Dividends to shareholders from:
Net investment income -- Class A.............      (686,496)      (1,687,052)
Net investment income -- Class B.............      (992,624)      (1,668,943)
Net investment income -- Class C.............      (308,064)        (529,263)
                                               ------------      -----------
                                                 (1,987,184)      (3,885,258)
                                               ------------      -----------
Net increase (decrease) in net assets from
 capital share transactions..................   (23,568,535)       2,646,060
                                               ------------      -----------
Net increase (decrease) in net assets........   (23,568,580)       2,645,452
Net assets:
Beginning of the period......................    94,656,721       92,011,269
                                               ------------      -----------
End of the period............................  $ 71,088,141      $94,656,721
                                               ============      ===========

                 See accompanying notes to financial statements

Notes to Financial Statements (unaudited)




Organization and Significant Accounting Policies

 PaineWebber Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers two series of shares: PaineWebber Money Market Fund ("Fund") and PaineWebber Balanced Fund. The financial statements for PaineWebber Balanced Fund are not included herein.

 The Fund currently offers Class A, Class B and Class C shares. Each class rep-resents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares automatically convert to Class A shares approxi-mately six years after initial issuance. All classes of shares have equal vot-ing privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other PaineWebber mutual funds.

 The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

 Valuation and Accounting for Investments--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are cal-culated using the identified cost method. Interest income is recorded on an ac-crual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

 Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under cer-tain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber In-corporated ("PaineWebber") a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group") and investment adviser and administrator of the Fund.

 Net Investment Income and Investment Transactions--Income and expenses (ex-cluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative net asset value of dividend-eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized gains and losses are allo-cated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

 Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Notes to Financial Statements (unaudited)





Concentration of Risk

 The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Investment Adviser and Administrator

 The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At August 31, 2000, the Fund owed Mitchell Hutchins $28,014 for investment advi-sory and administration fees.

 On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

Distribution Plans

 Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under sepa-rate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the an-nual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At August 31, 2000 the Fund owed Mitchell Hutchins $31,106 in service and distribution fees.

 Mitchell Hutchins also receives the proceeds of the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the six months ended August 31, 2000, it earned $173,015 in sales charges.

Transfer Agency and Related Services Fees

 PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Funds' transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the six months ended August 31, 2000, PaineWebber received from PFPC, Inc., not the Fund, ap-proximately 51% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

Money Market Fund Insurance Bond

 Effective September 30, 1999, the Fund obtained an insurance bond that pro-vides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of princi-pal or interest or a bankruptcy or insolvency of the issuer or credit enhance-ment provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 to August 31, 2000, the Fund did not use this insurance bond.

Notes to Financial Statements (unaudited)




Other Liabilities

 At August 31, 2000, the amounts payable for Fund shares repurchased and divi-dends payable aggregated $7,933,154 and $20,665, respectively.

Capital Stock

 There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion were allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                  Class A                    Class B                    Class C
                         --------------------------  -------------------------  -------------------------
                                         For the       For the      For the       For the      For the
                           For the         Year      Six Months       Year      Six Months       Year
                          Six Months      Ended         Ended         Ended        Ended         Ended
                         Ended August  February 29,  August 31,   February 29,  August 31,   February 29,
                           31, 2000        2000         2000          2000         2000          2000
                         ------------  ------------  -----------  ------------  -----------  ------------
Shares sold.............  140,412,609   724,078,370   10,192,979  102,429,610    83,302,238   179,418,396
Shares repurchased...... (134,828,210) (683,232,436) (39,408,016) (61,516,312)  (84,994,940) (179,395,491)
Shares converted from
 Class B to Class A.....      745,510     5,296,686     (745,511)  (4,179,473)      --            --
Dividends reinvested....      584,344     1,135,151      911,060    1,487,393       259,402       433,034
                         ------------  ------------  -----------  -----------   -----------  ------------
Net increase (decrease)
 in shares outstanding..    6,914,253    47,277,771  (29,049,488)  38,221,218    (1,433,300)      455,939
                         ============  ============  ===========  ===========   ===========  ============

Federal Tax Status

 The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

 At February 29, 2000, the Fund had a net capital loss carryforward of $608 which will expire by February 28, 2008. To the extent such losses are used as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

PaineWebber Money Market Fund



Financial Highlights

Selected data for a share of capital stock outstanding throughout each period is presented below:

                            For the                   Class A
                          Six Months  -------------------------------------------
                             Ended              For the Years Ended
                          August 31,            February 28 or 29,
                             2000     -------------------------------------------
                          (unaudited)  2000     1999     1998     1997     1996
                          ----------- -------  -------  -------  -------  -------
Net asset value,
 beginning of period....    $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                            -------   -------  -------  -------  -------  -------
Net investment income...      0.027     0.042    0.042    0.042    0.040    0.046
Dividends from net
 investment income......     (0.027)   (0.042)  (0.042)  (0.042)  (0.040)  (0.046)
                            -------   -------  -------  -------  -------  -------
Net asset value, end of
 period.................    $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                            =======   =======  =======  =======  =======  =======
Total investment
 return(1)..............       2.70%     4.32%    4.32%    4.33%    4.11%    4.69%
                            =======   =======  =======  =======  =======  =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........    $31,150   $24,236  $60,267  $12,983  $11,808  $23,735
Expenses to average net
 assets.................       1.09%*    1.04%    1.17%    1.41%    1.42%    1.31%
Net investment income to
 average net assets.....       5.38%*    4.31%    4.29%    4.29%    4.09%    4.68%

---------

* Annualized
(1) Total investment return is calculated assuming a $10,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results for each class would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

  For the                    Class B                        For the                 Class C
Six Months   -------------------------------------------  Six Months  ----------------------------------------
   Ended               For the Years Ended                   Ended            For the Years Ended
August 31,             February 28 or 29,                 August 31,           February 28 or 29,
   2000      -------------------------------------------     2000     ----------------------------------------
(unaudited)   2000     1999     1998     1997     1996    (unaudited)  2000     1999     1998    1997    1996
-----------  -------  -------  -------  -------  -------  ----------- -------  -------  ------  ------  ------
  $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00    $  1.00   $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
  -------    -------  -------  -------  -------  -------    -------   -------  -------  ------  ------  ------
    0.024      0.037    0.037    0.037    0.035    0.041      0.024     0.037    0.037   0.037   0.034   0.041
   (0.024)    (0.037)  (0.037)  (0.037)  (0.035)  (0.041)    (0.024)   (0.037)  (0.037) (0.037) (0.034) (0.041)
  -------    -------  -------  -------  -------  -------    -------   -------  -------  ------  ------  ------
  $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00    $  1.00   $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
  =======    =======  =======  =======  =======  =======    =======   =======  =======  ======  ======  ======
     2.46%      3.80%    3.79%    3.81%    3.60%    4.18%      2.46%     3.81%    3.81%   3.78%   3.50%   4.14%
  =======    =======  =======  =======  =======  =======    =======   =======  =======  ======  ======  ======

  $27,954    $57,003  $18,782  $14,715  $18,389  $26,592    $11,984   $13,418  $12,962  $5,308  $5,504  $5,754
     1.55%*     1.50%    1.73%    1.90%    1.90%    1.79%      1.56%*    1.53%    1.70%   1.95%   1.99%   1.79%
     4.84%*     3.91%    3.75%    3.78%    3.55%    4.17%      4.89%*    3.79%    3.80%   3.76%   3.47%   4.27%

DIRECTORS

E. Garrett Bewkes, Jr.           George W. Gowen
Chairman                         Frederic V. Malek
Margo N. Alexander               Carl W. Schafer
Richard Q. Armstrong             Brian M. Storms
Richard R. Burt
Meyer Feldberg

PRINCIPAL OFFICERS

Margo N. Alexander              Paul H. Schubert
President                       Vice President and Treasurer
Amy R. Doberman                 Susan P. Ryan
Vice President                  Vice President
Dianne E. O'Donnell
Vice President and Secretary

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

PaineWebber

MONEY MARKET
FUND

        PaineWebber
(C)2000 PaineWebber Incorporated
     All Rights Reserved.
       Member SIPC

SEMIANNUAL REPORT

AUGUST 31, 2000